UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

TRIO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178472	99-0369568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 King Street West, Suite 5600
Toronto, Ontario	M5X 1C9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 409-2802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

Trio Resources, Inc. obtained a Technical Report, dated March 22, 2013, in respect of the Duncan-Kerr Property, Larder Lake Mining Division, Northeastern Ontario (see Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit included as part of this Current Report is listed in the attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRIO RESOURCES, INC.

Date: March 25, 2013

By:	/s/ J. Duncan Reid
Name: J. DUNCAN REID Title: Chief Executive Officer

EXHIBIT

Exhibit	Description of Exhibit

99.1	Technical Report on the Duncan-Kerr Property, Larder Lake Mining Division, Northeastern Ontario, for Trio Resources, Inc.